UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities

Exchange Act of 1934

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

CHINA COMMERCIAL CREDIT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CHINA COMMERCIAL CREDIT, INC.
No.1 Zhongying Commercial Plaza,

Zhong Ying Road,

Wujiang, Suzhou,

Jiangsu Province

People’s Republic of China

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 9:30 a.m. on December 29, 2017 Eastern Standard Time

To the Stockholders of China Commercial Credit, Inc.:

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” ) of China Commercial Credit, Inc. (the “Company” ) for use at the 2017 annual meeting of stockholders of the Company (the “Meeting” ) and at all adjournments and postponements thereof. The Meeting will be held at No.1 Zhongying Commercial Plaza, Zhong Ying Road, Wujiang, Suzhou, Jiangsu Province, People’s Republic of China, on Friday, December 29, 2017, at 9:30 a.m. EST, to consider and vote upon the following proposals:

1.

To elect Mingjie Zhao, Boling Liu, Weiliang Jie, Long Yi, and Teck Chuan Yeo (the “Director Nominees” ) to serve on the Company’s Board of Directors (the “Board ”) until the next annual shareholders meeting and until their successors are duly elected and qualified;

2.	To ratify the selection of Marcum Bernstein & Pinchuk LLP (“Marcum”) as the Company’s independent registered public accounting firm for year ending December 31, 2017;

3.	To conduct a non-binding advisory vote on the Company’s executive compensation; and

4.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES LISTED ABOVE AND “FOR” EACH OF THE OTHER PROPOSALS.

Holders of record of the Company’s Common Stock at the close of business on November 28, 2016 (the “Record Date”) will be entitled to notice of, and to vote at, this Meeting and any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote.

Your vote is important, regardless of the number of shares you own. Even if you plan to attend this Meeting in person, it is strongly recommended that you complete the enclosed proxy card before the meeting date, to ensure that your shares will be represented at this Meeting if you are unable to attend.

A complete list of stockholders of record entitled to vote at this Meeting will be available for ten days before this Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Meeting.

This notice and the enclosed proxy statement are first being mailed to stockholders on or about December 8, 2017.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board,

/s/ Long Yi
Long Yi
Interim Chief Executive Officer and Chief Financial Officer
December 6, 2017

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” ALL OF THE NOMINEES LISTED ABOVE AND “FOR” EACH OF THE OTHER PROPOSALS.

Important Notice Regarding the Availability of Proxy Materials

for the Annual Stockholder Meeting to Be Held at 9:30 a.m. on December 29, 2017 Eastern Standard Time

The Notice of Annual Meeting, proxy statement and Annual Report on Form 10-K are available at www.proxyvote.com.

CHINA COMMERCIAL CREDIT, INC.
PROXY STATEMENT

2017 ANNUAL MEETING OF STOCKHOLDERS

to be held on Friday, December 29, 2017, at 9:30 a.m., Eastern Standard Time
No.1 Zhongying Commercial Plaza,

Zhong Ying Road,

Wujiang, Suzhou,

Jiangsu Province

People’s Republic of China

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which our Board would like you, as a stockholder, to vote at the Meeting, which will take place on Friday, December 29, 2017, at 9:30 a.m., EST, at No.1 Zhongying Commercial Plaza, Zhong Ying Road, Wujiang, Suzhou, Jiangsu Province, People’s Republic of China.

Stockholders are being asked to consider and vote upon proposals to (i) elect the Director Nominees to the Board to serve one-year terms, (ii) ratify the selection of Marcum as our independent registered public accounting firm for 2017, and (iii) transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

This proxy statement also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement.

In this proxy statement, we refer to China Commercial Credit, Inc. as the “Company”, “the Company ”, “we”, “us” or “our.”

Who can vote at this Meeting?

Stockholders who owned shares of our Common Stock on November 28, 2016 (the “Record Date”) may attend and vote at this Meeting. There were 19,250,915 shares of Common Stock outstanding on the Record Date. All shares of Common Stock shall have one vote per share. Information about the stockholdings of our directors, executive officers and significant stockholders is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 12 of this proxy statement.

What is the proxy card?

The card enables you to appoint [ ] and Long Yi as your representatives at this Meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at this Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend this Meeting. Even if you plan to attend this Meeting, it is strongly recommended to complete and return your proxy card before this Meeting date just in case your plans change. If a proposal comes up for vote at this Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

How does the Board recommend that I vote?

Our Board unanimously recommends that stockholders vote “FOR” each of the Director Nominees listed in proposal No. 1 and “FOR” each of proposals No. 2 and No. 3.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Certain of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

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Stockholder of Record/Registered Stockholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

How do I vote?

If you were a stockholder of record of the Company’s Common Stock on the Record Date, you may vote in person at the Meeting or by submitting a proxy. Each share of Common Stock that you own in your name entitles you to one vote, in each case, on the applicable proposals.

(1) You may submit your proxy by mail. You may submit your proxy by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to this Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

●	as you instruct, and
●	according to the best judgment of the proxies if a proposal comes up for a vote at this Meeting that is not on the proxy card.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

●	FOR each nominee for director;
●	FOR the selection of Marcum as our independent registered public accounting firm for year ending December 31, 2017;
FOR approval of the compensation of the Company's named executive officers as disclosed in this proxy statement; and
●	According to the best judgment of Mr. Zhao and Mr. Yi if a proposal comes up for a vote at the Meeting that is not on the proxy card.

(2) You may vote in person at the Meeting.  We will pass out written ballots to any stockholder of record who wants to vote at the Meeting.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card. Then return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible so your shares may be represented at the Meeting.

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May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at this Meeting. You may do this by:

●	sending a written notice to the Secretary of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date;
●	signing another proxy card with a later date and returning it to the Secretary before the polls close at this Meeting; or
●	attending this Meeting and voting in person.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the stockholder desires to vote on a proposal will be voted in favor of each director and proposal presented to the stockholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted unless you vote in person at this Meeting.

What vote is required to elect the Director Nominees as directors of the Company?

The election of each nominee for director requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy and entitled to vote in the election of directors at the Meeting.

How many votes are required to ratify Marcum as the Company’s independent registered public accounting firm for year ending December 31, 2017?

The proposal to ratify the appointment of Marcum to serve as our independent registered public accounting firm for 2017 requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote.

How many votes are required to approve, on an advisory basis, the executive compensation?

The proposal to approve, on an advisory basis, the executive compensation requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of this Meeting?

We will announce voting results at this Meeting and also file a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) reporting the voting results.

Who can help answer my questions?

You can contact Long Yi at (86) 512 6396-0022 or by sending a letter to the offices of the Company at No.1 Zhongying Commercial Plaza, Zhong Ying Road, Wujiang, Suzhou, Jiangsu Province, People’s Republic of China with any questions about proposals described in this proxy statement or how to execute your vote.

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THE ANNUAL MEETING

General

We are furnishing this proxy statement to you, as a stockholder of China Commercial Credit, Inc., as part of the solicitation of proxies by our Board for use at the Meeting to be held on December 29, 2017, and any adjournment or postponement thereof. This proxy statement is first being furnished to stockholders on or about December 6, 2017. This proxy statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time and Place of the Meeting

The Meeting will be held on December 29, 2017, at 9:30 a.m., EST, at No.1 Zhongying Commercial Plaza, Zhong Ying Road, Wujiang, Suzhou, Jiangsu Province, People’s Republic of China, or such other date, time and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting

At the Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.	To elect the Director Nominees to serve on the Company’s Board of Directors until the next annual shareholders meeting and until their successors are duly elected and qualified;

2.	To ratify the selection of Marcum as our independent registered public accounting firm for year ending December 31, 2017;

3.	To conduct a non-binding advisory vote on our executive compensation; and

4.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Record Date and Voting Power

Our Board fixed the close of business on December 5, 2017, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at this Meeting. As of the Record Date, there were 19,250,915 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 19,250,915 votes may be cast at this Meeting.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the Common Stock outstanding and entitled to vote at the Meeting is represented in person or by proxy. Abstentions and broker non-votes (i.e. shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

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Proposal No. 1 (election of each of the Director Nominees) requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy and entitled to vote in the election of directors at the Meeting. Abstentions and broker non-votes will have no effect on the election of directors;

Proposal No. 2 (ratification of the appointment of Marcum to serve as our independent registered public accounting firm for year ending December 31, 2017) requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal; and

Proposal No. 3 (approval on an advisory basis, of the executive compensation) requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by (A) sending to our Secretary, at China Commercial Credit, Inc., No.1 Zhongying Commercial Plaza, Zhong Ying Road, Wujiang, Suzhou, Jiangsu Province, People’s Republic of China, either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (B) by attending this Meeting and voting in person.

Proxy Solicitation Costs

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to this Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding shares of Common Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

None of Delaware law, our Certificate of Incorporation or our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

You can contact Long Yi at (86) 512 6396-0022 or by sending a letter to the offices of the Company at No.1 Zhongying Commercial Plaza, Zhong Ying Road, Wujiang, Suzhou, Jiangsu Province, People’s Republic of China, with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices

The principal executive offices of our Company are located at No.1 Zhongying Commercial Plaza, Zhong Ying Road, Wujiang, Suzhou, Jiangsu Province, People’s Republic of China. The Company’s telephone number at such address is (86) 512 6396-0022.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The nominees listed below have been nominated by the Nominating and Corporate Governance Committee and approved by our Board to stand for election as directors of the Company. Unless such authority is withheld, proxies will be voted for the election of the persons named below, each of whom has been designated as a nominee. If, for any reason, any nominee/director becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Board Qualifications and Director Nominees

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. While the Nominating and Corporate Governance Committee of our Board does not have any specific, minimum qualifications that must be met by each of our directors, the Nominating and Corporate Governance Committee uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

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The Director Nominees recommended by the Board are as follows:

Name	Age	Current Position
Mingjie Zhao	53	Director and Chief Executive Officer
Long Yi	39	Director since 2015 and Chief Financial Officer and Secretary
Teck Chuan Yeo	49	Director
Weiliang Jie	29	Director
Boling Liu	31	Director

Information Regarding the Company’s Directors and the Nominees

Mr. Mingjie Zhao has served as a director and Chief Executive Officer of the Company since June 2016. Mr. Zhao has served as the general manager of Hua Yang, Inc., a company in the real estate development business since September 2011. From April 2004 to May 2009, he served as Senior Sales Manager of Hephaistos Building Supplies, Inc., a manufacturer and wholesaler of construction material based in New York. Mr. Zhao held a MBA degree from University of Bridgeport and Bachelor of Science degree from China Eastern Normal University. Mr. Zhao’s business aptitude and strong analytical skills qualify him for his position as one of our directors.

Mr. Long Yi, age 39, was appointed as the Chief Financial Officer and Secretary of CCC on January 1, 2013. Mr. Yi acted as the interim Chief Executive Officer of CCC between August 21, 2014 and December 29, 2014. Mr. Yi was appointed to serve as a director on the Board effective June 12, 2015. Prior to joining CCC, Mr. Yi was the senior financial manager in Sutor Technology Group Ltd. (Nasdaq: SUTR) from 2008 to August 2012. He served as an accounting manager at Forterra Inc. in Canada from 2006 to 2008. He is a Certified Public Accountant in the State of Illinois. Mr. Yi has a Bachelor’s degree in Accounting from Northeastern University and a Master’s degree in Accounting and Finance from University of Rotterdam. He also obtained a graduate diploma in accounting from McGill University.

Mr. Weiliang Jie, age 29, has served as a director of CCC since May 2016. Mr. Jie is currently working as the General Manager at Shenzhen Yilegou Mobile Technology Co, Ltd., an e-commerce technology and service company. From 2008 through 2015, he was the Marketing Manager at Shenzhen Tianhe Union Technology Co, Ltd., a company engaging in business aviation services and network technology development. Prior to that he worked at Shenzhen Mango Travel Service Co., Ltd.

Mr. Teck Chuan Yeo, age 49, has served as a director of CCC since September 2016. Mr. Yeo has been the audit partner of Rui Hua Certified Public Accountants LLP, Shanghai Office, since June 2015. From July 2007 to May 2015, Mr. Yeo served as the audit partner at Deloitte Hua Yong Certified Public Accountants LLP. From July 2002 to March 2007, Mr. Yeo served as the financial service director of South and South East Asia at BOC Asia Ltd. (Singapore). Mr. Yeo obtained a bachelor of accountancy at Nanyang Technological University.

Ms. Boling Liu, age 31, has served as a director of CCC since December 2016. Ms. Liu has been the vice president of Shenzhen Tianhe E-Commerce Limited Company since August 2010. From January 2010 to August 2010, Ms. Liu served as a manager of the sales department of Shenzhen Guantian Aeronautics. From April 2005 to January 2010, Ms. Liu served as the manager of customer service of Shanxi Datang Air Service Limited Company. Ms. Liu obtained a bachelor degree of Shanxi Normal University, computer information college.

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Vote Required

Proposal No. 1 will be approved if a plurality of the total votes properly cast in person or by proxy at the Meeting by the holders of Common Stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the election to the Board of all of the nominees described in this Proposal No. 1.

Corporate Governance

Director Independence

Our Board reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, it is determined that Weiliang Jie, Teck Chuan Yeo and Boling Liu are “independent directors” as defined by NASDAQ.

Committees of the Board of Directors

We have established an audit committee, a compensation committee and a nominating and governance committee. Each of the committees of the Board has the composition and responsibilities described below.

Audit Committee

Upon election, Ms. Liu, Mr. Yeo and Mr. Jie will be members of our Audit Committee, where Mr. Yeo shall serve as the chairman. All members of our Audit Committee satisfy the independence standards promulgated by the SEC and by NASDAQ as such standards apply specifically to members of audit committees.

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We have adopted and approved a charter for the Audit Committee. In accordance with our Audit Committee Charter, our Audit Committee shall perform several functions, including:

●	evaluates the independence and performance of, and assesses the qualifications of, our independent auditor, and engages such independent auditor;
●	approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services, and approves in advance any non-audit service to be provided by the independent auditor;
●	monitors the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;
●	reviews the financial statements to be included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;
●	oversees all aspects of our systems of internal accounting control and corporate governance functions on behalf of the Board;
●	reviews and approves in advance any proposed related-party transactions and reports to the full Board on any approved transactions; and
●	provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the Board, including Sarbanes-Oxley Act implementation, and makes recommendations to the Board regarding corporate governance issues and policy decisions.

It is determined that Mr. Yeo possesses accounting or related financial management experience that qualifies him as an "audit committee financial expert" as defined by the rules and regulations of the SEC.

Compensation Committee

Upon election, Ms. Liu, Mr. Yeo and Mr. Jie will be members of our Compensation Committee and Mr. Jie shall serve as the chairman. All members of our Compensation Committee are qualified as independent under the current definition promulgated by NASDAQ. We have adopted a charter for the Compensation Committee. In accordance with the Compensation Committee’s Charter, the Compensation Committee is responsible for overseeing and making recommendations to the Board regarding the salaries and other compensation of our executive officers and general employees and providing assistance and recommendations with respect to our compensation policies and practices.

Nominating and Governance Committee

Upon election, Ms. Liu, Mr. Yeo and Mr. Jie will be the members of our Nominating and Governance Committee where Ms. Liu shall serve as the chairwoman. All members of our Nominating and Governance Committee are qualified as independent under the current definition promulgated by NASDAQ.  Our Board adopted and approved a charter for the Nominating and Governance Committee. In accordance with the Nominating and Governance Committee’s Charter, the Nominating and Governance Committee is responsible to identify and propose new potential director nominees to the board of directors for consideration and review our corporate governance policies.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, and in the past year has not served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board.

Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws and NASDAQ rules.

Family Relationships

There are no family relationships between or among the Director Nominees or other executive officers of the Company.

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Legal Proceedings Involving Officers and Directors

To the knowledge of the Company after reasonable inquiry, no Director Nominee during the past ten years, or any promoter who was a promoter at any time during the past five fiscal years, has (1) been subject to a petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; (2) been convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (ii) engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws; (4) been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) of this section, or to be associated with persons engaged in any such activity; (5) been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated; (6) been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated; (7) been the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any Federal or State securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (8) been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934, as amended (“ Exchange Act ”) (15 U.S.C. 78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material pending legal proceedings to which any of the individuals listed above is party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Stockholder Communications with the Board

We have not implemented a formal policy or procedure by which our stockholders can communicate directly with our Board. Nevertheless, every effort will be made to ensure that the views of stockholders are heard by the Board, and that appropriate responses are provided to stockholders in a timely manner. During the upcoming year, our Board will continue to monitor whether it would be appropriate to adopt such a process.

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Director Compensation

The following table represents compensation earned by our non-executive directors in 2016.

Name	Fees earned in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Boling Liu (1)	$-	-	-	-	-
Weiliang Jie (2)	$-	-	-	-	-
Teck Chuan Yeo (3)	$-	-	-	-	-
John L Levy (4)	$38,680	10,883			49,563
Bo Xu (5)	$-				-
Qinyan Yang (6)	$-				-

(1)	Ms. Liu was appointed as a director of the Company on December 22, 2016 and shall receive annual compensation at $20,000. During fiscal year ended December 31, 2016, Ms. Liu agreed to waive such compensation she was entitled to pursuant to the director offer letter.
(2)	Mr. Jie was appointed as a director of the Company on May 15, 2016 and shall receive no compensation. During fiscal year ended December 31, 2016, Mr. Jie agreed to waive such compensation he was entitled to pursuant to the director offer letter.
(3)	Mr. Yeo was appointed as a director of the Company on May 15, 2016 and shall receive annual compensation at $10,000. During fiscal year ended December 31, 2016, Mr. Yeo agreed to waive such compensation he was entitled to pursuant to the director offer letter.
(4)	Mr. Levy shall receive $36,000 in cash per year. Mr. Levy also shall receive an additional $14,000 per year for acting as Chairman of the Audit Committee. He resigned as director of the Company on December 19, 2016.
(5)	Mr. Xu was appointed as a director of the Company on June 12, 2015 and shall receive annual compensation at $15,000. He resigned as director of the Company on September 21, 2016. During fiscal year ended December 31, 2016, Mr. Xu agreed to waive such compensation he was entitled to pursuant to the director offer letter.
(6)	Ms. Yang was appointed as a director of the Company on June 12, 2015 and shall receive annual compensation at $15,000. She resigned as director of the Company on May 12, 2016. During fiscal year ended December 31, 2016, Ms. Yang agreed to waive such compensation she was entitled to pursuant to the director offer letter.

10

Executive Officers

Our current executive officers are as follows:

Name	Age	Position
Mingjie Zhao	53	Chief Executive Officer
Long Yi	39	Chief Financial Officer and Secretary

Mr. Mingjie Zhao has served as a director and Chief Executive Officer of the Company  since June 2016. Mr. Zhao has served as the general manager of Hua Yang, Inc., a company in the real estate development business since September 2011. From April 2004 to May 2009, he served as Senior Sales Manager of Hephaistos Building Supplies, Inc., a manufacturer and wholesaler of construction material based in New York. Mr. [X] held a MBA degree from University of Bridgeport and Bachelor of Science degree from China Eastern Normal University.

Mr. Long Yi was appointed as the Chief Financial Officer and Secretary of the Company on January 1, 2013. Mr. Yi acted as the interim Chief Executive Officer of the Company between August 21, 2014 and December 29, 2014. Prior to joining the Company , Mr. Yi was the senior financial manager in Sutor Technology Group Ltd. (Nasdaq: SUTR) from 2008 to August 2012. He served as an accounting manager at Forterra Inc. in Canada from 2006 to 2008.  He is a Certified Public Accountant in the State of Illinois.  Mr. Yi has a Bachelor’s degree in Accounting from Northeastern University and a Master’s degree in Accounting and Finance from University of Rotterdam. He also obtained a graduate diploma in accounting from McGill University.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Other Compensation ($)	Total ($)

Long Yi (1)	2016	50,000	-	462,133	-	-	512,133
(CFO)	2015	56,907	-	110,400	-	-	167,307

Mingjie Zhao (2)	2016	50,000	-	-	-	-	50,000
(CEO)	2015	-	-	-	-	-	-

Jingen Ling (3)	2016	-	-	113,393	-	-	113,393
(Former CEO)	2015	-	-	-	-	-	-

(1)	Mr. Long Yi was appointed as the CFO of CCC on January 1, 2013. Mr. Yi was entitled to an annual base salary of $50,000 pursuant to the employment agreement he had with the Company.
(2)	Mr. Mingjie Zhao was appointed as the CEO of the Company on June 21, 2016. Mr. Zhao was entitled to an annual base salary of $50,000 pursuant to the employment agreement he had with the Company.
(3)	Mr. Jingen Ling was appointed as the CEO of the Company on December 29, 2014. Mr. Ling received this salary as the president of WFOE when he was appointed such position in August 2014. Mr. Ling resigned on June 21, 2016.

11

Grants of Plan Based Awards in the Fiscal Year Ended December 31, 2016

We currently have a 2014 equity incentive plan pursuant to which 1,500,000 shares were authorized. During the fiscal year ended December 31, 2016, an aggregate of 871,000 shares of common stock were granted to our officers and directors under the plan.

Outstanding Equity Awards at Fiscal Year-End

None.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

As of January 1, 2013, CCC entered into an employment agreement with our CFO, Mr. Long Yi, pursuant to which he shall receive an annual base salary of $50,000. Under his employment agreement, Mr. Yi is employed as our CFO for a term of two years, which automatically renews for additional one year terms unless previously terminated on three months written notice by either party. We may terminate the employment for cause, at any time, without notice or remuneration, for certain acts of the executive officer, such as conviction or plea of guilty to a felony or grossly negligent or dishonest acts to our detriment, or misconduct or a failure to perform agreed duties. In such case, the executive officer will not be entitled to receive payment of any severance benefits or other amounts by reason of the termination, and the executive officer’s right to all other benefits will terminate, except as required by any applicable law. We may also terminate an executive officer’s employment without cause upon one-month advance written notice. In such case of termination by us, we are required to provide compensation to the executive officer, including severance pay equal to 3 months of base salary. The executive officer may terminate the employment at any time with a one-month advance written notice if there is any significant change in the executive officer’s duties and responsibilities or a material reduction in the executive officer’s annual salary. In such case, the executive officer will be entitled to receive compensation equivalent to 12 months of the executive officer's base salary.

On June 21, 2016, Mr. Jinggen Ling notified the Company of his resignation from the Board and as the Chief Executive Officer and President of the Company, effective immediately.

As of June 21, 2016, CCC entered into an employment agreement with Mr. Mingjie Zhao pursuant to which he shall be employed as the CEO of CCC and receive an annual base salary of $50,000. Under his employment agreement, Mr. Zhao is employed as our CEO for a term of five years, which automatically renews for additional one year terms unless previously terminated on three months written notice by either party. We may terminate the employment for cause, at any time, without notice or remuneration, for certain acts of the executive officer, such as conviction or plea of guilty to a felony or grossly negligent or dishonest acts to our detriment, or misconduct or a failure to perform agreed duties. In such case, the executive officer will not be entitled to receive payment of any severance benefits or other amounts by reason of the termination, and the executive officer’s right to all other benefits will terminate, except as required by any applicable law. We may also terminate an executive officer’s employment without cause upon one-month advance written notice. In such case of termination by us, we are required to provide compensation to the executive officer, including severance pay equal to 12 months of base salary. The executive officer may terminate the employment at any time with a one-month advance written notice if there is any significant change in the executive officer’s duties and responsibilities or a material reduction in the executive officer’s annual salary. In such case, the executive officer will be entitled to receive compensation equivalent to 12 months of the executive officer's base salary.

Each executive officer has agreed to hold, both during and after the termination of his employment agreement, in strict confidence and not to use, except as required in the performance of his or her duties in connection with the employment, any of our confidential information or proprietary information of any third party received by us and for which we have confidential obligations.

In addition, each executive officer has agreed to be bound by non-competition and non-solicitation restrictions during the term of his employment and for one year following termination of the employment.

Section 16 Compliance

Section 16(a) of the Exchange Act, requires our directors, officers and persons who own more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other of our equity securities. To our knowledge, based solely on review of the copies of such reports furnished to us, as of the date of this proxy, all Section 16(a) filings applicable to officers, directors and greater than 10% stockholders were made.

12

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date for our officers, directors, director nominees and 5% or greater beneficial owners of common stock. There is no other person or group of affiliated persons, known by us to beneficially own more than 5% of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the person identified in this table has sole voting and investment power with respect to all shares shown as beneficially owned by him, subject to applicable community property laws.

The percentage ownership information shown in the table below assumes that there are 19,250,915 shares of common stock outstanding as of the Record Date.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Class Beneficially Owned
5% stockholders:
Yang Jie (1)	4,292,656	22.3%

Directors and Executive Officers:
Mingjie Zhao	-	-
Long Yi	415,000	2.15%
Boling Liu	-	*
Teck Chuan Yeo		-
Weiliang Jie		-
All officers and directors as a group (5 persons)	415,000	2.15%

*	Less than 1%

(1)	Represents (i) 3,284,386 shares of common stock owned by Mr. Yang Jie, (ii) 30,000 shares of common stock held by his wife, Xiaohuan Huang, (iii) 158,370 shares that Mr. Jie has the right to acquire through the exercise of warrant, and (iv) 819,900 shares of common stock owned by DaQin International Business HK Limited (“Daqin”), an entity owned by DaQin International Business Group Limited (“Daqin BVI”), a company incorporated in British Virgin Island. Since Mr. Yang Jie is the sole shareholder and sole director of Daqin BVI, he may be deemed as the beneficial owner of the shares owned by Daqin;

Certain Relationships and Related Transactions

1)	Nature of relationships with related parties

Name	Relationship with the Company
Wujiang Chunjia Textile Trading Co., Ltd (“Chunjia Textile”)	Controlled by Huichun Qin
Suzhou Rongshengda Investment Holding Co., Ltd.	Controlled by shareholders of Wujiang Luxiang
Huichun Qin	Non-controlling shareholder and former CEO and chairman of board of directors

13

2)	Related party transactions

During the year ended December 31, 2016, the Company made a loan of US$1,945,224 to Suzhou Rongshengda Investment Holding Co., Ltd., a company controlled by shareholders of Wujiang Luxiang. Due to the short-term borrowing, the Company did not charge any interest or fees. By June 30, 2017, the balance was collected.

3)	Related party balances

Amount due from related parties were as follows:

	June 30, 2017 (Unaudited)	December 31, 2016

Suzhou Rongshengda Investment Holding Co., Ltd.	$-	$469,418
Chunjia Textile	200,842	196,001
Huichun Qin	$1,032,844	$1,007,953

As of June 30, 2017, the Company provided financial guarantee service for Chunjia Textile to guarantee loans of US$200,842. The Company accrued provision of US$100,421 on the outstanding balance as of June 30, 2017.

Huichun Qin transferred $1,098,197(equivalent of RMB 7 million) to his personal account without proper authorization on July 2, 2014. As of June 30, 2017, Huichun Qin has not repaid the balance. The amount was recorded as a deduction of the Company’s equity as of June 30, 2017 and December 31, 2016, respectively.

Review, Approval or Ratification of Transactions with Related Persons

Our Audit Committee consisting of independent directors, is charged with reviewing and approving all agreements and transactions with related parties.

PROPOSAL NO. 2 — RATIFICTION OF SELECTION OF INDEPENDENT REGISTRED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Marcum to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.

We are asking our stockholders to ratify the selection of Marcum as our independent registered public accounting firm. In the event our stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

We have been advised by Marcum that neither the firm nor any of its associates had any relationship during the last fiscal year with our company other than the usual relationship that exists between independent registered public accountant firms and their clients.  Representatives of Marcum are not expected to attend the Meeting in person and therefore are not expected to be available to respond to any questions.  As a result, representatives of Marcum will not make a statement at the Meeting.

Principal Accountant Fees and Services

Audit Fees. The aggregate fees billed by Marcum Bernstein & Pinchuk LLP for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2016 and 2015 totaled $105,957 and $282,544, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

All Other Fees.

None

14

Policies and Procedures Relating to Approval of Services by our Independent Registered Public Accountants

The Audit Committee is solely responsible for the approval in advance of all audit and permitted non-audit services to be provided by our independent registered public accounting firms (including the fees and other terms thereof), subject to the de minimus exceptions for non-audit services provided by Section 10A(i)(1)(B) of the Exchange Act, which services are subsequently approved by the Audit Committee prior to the completion of the audit. None of the fees listed above are for services rendered pursuant to such de minimus exceptions.

The Audit Committee of our Board of Directors has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit, tax and non-audit services provided by Marcum in 2016. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services.  One or more independent directors serving on the Audit Committee may be delegated by the full Audit Committee to pre-approve any audit and non-audit services. Any such delegation shall be presented to the full Audit Committee at its next scheduled meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by Marcum.

Vote Required

Proposal No. 2 (the ratification of the appointment by the Audit Committee of Marcum to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2017) will be approved if a majority of the total votes properly cast in person or by proxy at the Meeting by the holders of common stock vote “FOR” the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted “FOR” ratification of the appointment of Marcum as the independent registered public accountants of the Company.

Recommendation of the Board

The Board unanimously recommends that you vote all of your shares “FOR” the ratification of Marcum as independent registered public accountants as described in this Proposal No. 2.

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The Audit Committee is responsible for reviewing with both our independent registered public accounting firm and management, our accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls and staff. The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB” ) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year ended December 31, 2016 for filing with the SEC.

Teck Chuan Yeo Boling Liu
Weiliang Jie

The information contained in this proxy statement with respect to the Audit Committee’s report above and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act” ), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

15

PROPOSAL NO. 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION

The SEC has adopted final rules requiring public companies to provide shareholders with periodic advisory (non-binding votes) on executive compensation, also referred to as "say-on-pay" proposals. We are presenting the following proposal, which gives you as a shareholder the opportunity to endorse or not endorse the compensation paid to our Principal Executive Officer and Principal Financial Officer (collectively, the "Named Executive Officers"), as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K (including the compensation tables and accompanying narrative discussion).

"RESOLVED, that the compensation paid to the Company's Named Executive Officers for the year ended December 31, 2016, as disclosed pursuant to Item 402 of Regulation S-K, compensation tables and narrative discussion is hereby APPROVED."

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote will not be binding on the Board or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee, creating or implying any change to the fiduciary duties of the Board or the Compensation Committee or any additional fiduciary duty by the Board or the Compensation Committee or restricting or limiting the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation.  The Board and the Compensation Committee, however, may in their discretion take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required and Recommendation

Approval of this proposal will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy and entitled to vote at the Meeting.

The board recommends a vote "FOR" approval of the compensation of the company's named executive officers as disclosed in this proxy statement.

16

OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER INFORMATION

Deadline for Submission of Stockholder Proposals for 2017 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2018 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at No.1 Zhongying Commercial Plaza, Zhong Ying Road, Wujiang, Suzhou, Jiangsu Province, People’s Republic of China, Attention: Chief Executive Officer, no later than August 7, 2018.

If we are not notified of a stockholder proposal a reasonable time prior to the time we send our proxy statement for our 2017 annual meeting, then our Board will have discretionary authority to vote on the stockholder proposal, even though the stockholder proposal is not discussed in the proxy statement. In order to curtail any controversy as to the date on which a stockholder proposal was received by us, it is suggested that stockholder proposals be submitted by certified mail, return receipt requested, and be addressed to China Commercial Credit, Inc., No.1 Zhongying Commercial Plaza, Zhong Ying Road, Wujiang, Suzhou, Jiangsu Province, People’s Republic of China, Attention: Chief Executive Officer. Notwithstanding, the foregoing shall not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any stockholder a right to have any nominee included in our proxy statement.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies.  The transfer agent and registrar for our common stock, VStock Transfer, LLC, as a part of its regular services and for no additional compensation other than reimbursement for out-of-pocket expenses, has been engaged to assist in the proxy solicitation.  Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by our directors, officers and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy.  We will reimburse such persons for their reasonable expenses.

Annual Report

The Annual Report is being sent with this Proxy Statement to each stockholder and is available at www.proxyvote.com as well as on the SEC’s website at www.sec.gov.  The Annual Report contains our audited financial statements for the fiscal year ended December 31, 2016.  The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

17

Delivery of Proxy Materials to Households

Only one copy of this proxy statement and one copy of our Annual Report are being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered stockholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this proxy statement, or have questions regarding the householding process, may contact the Company’s transfer agent: VStock Transfer, LLC, by calling (212) 828-8436, or by forwarding a written request addressed to VStock Transfer, LLC, 18 Lafayette Place, Woodmere, New York 11598. Promptly upon request, a separate copy of our Annual Report on Form 10-K and/or a separate copy of this proxy Statement will be sent. By contacting VStock Transfer, LLC, registered stockholders sharing an address can also (i) notify the Company that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders and proxy statements in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our common stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

Where You Can Find Additional Information

Accompanying this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. Such Report constitutes the Company’s Annual Report to its Stockholders for purposes of Rule 14a-3 under the Exchange Act. Such Report includes the Company’s audited financial statements for the 2014 fiscal year and certain other financial information, which is incorporated by reference herein. The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Long Yi, our Chief Financial Officer, at No.1 Zhongying Commercial Plaza, Zhong Ying Road, Wujiang, Suzhou, Jiangsu Province, People’s Republic of China, or by telephone on (86) 512-6396-0022.

18

Form of Proxy Card

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

1 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. December 28, 2017 Eastern Time. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. December 28, 2017 Eastern Time. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	
THE COMPANY NAME INC. - COMMON	
THE COMPANY NAME INC. - CLASS A	
THE COMPANY NAME INC. - CLASS B	
THE COMPANY NAME INC. - CLASS C	
THE COMPANY NAME INC. - CLASS D	
THE COMPANY NAME INC. - CLASS E	
THE COMPANY NAME INC. - CLASS F	
THE COMPANY NAME INC. - 401 K	

CONTROL # → 0000000000000000

SHARES	
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

02 0000000000

Nominees

1. Mingjie Zhao 2. Boling Liu 3. Long Yi 4. Tock Chuan Yeo 05. Weiliang Jie

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
2. Ratification of selection of Marcum Bernstein & Pinchuk LLP as our independent registered public accounting firm or fiscal year ending December 31, 2017.	☐	☐	☐
3. Approval, by a non-binding vote, of the Company's executive compensation.	☐	☐	☐

NOTE: The Stockholders may also transmit such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000349284_1 R1.0.1.17

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com

CHINA COMMERCIAL CREDIT , INC.
Annual Meeting of Stockholders of 2017
December 29, 2017 at 9:30 AM, Eastern Standard Time
This proxy is solicited by the Board of Directors

The stockholders hereby appoints Long Yi as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CHINA COMMERCIAL CREDIT, INC. that the stockholder is entitled to vote at the 2017 Annual Meeting of stockholders to be held at 9:30 AM, December 29, 2017 Eastern Standard Time, at the Company's headquarters at No. 1 Zhongying Commerical Plaza, Zhong Ying Road, Wujiang, Suzhou, Jiangsu Province, People's Republic of China, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000349284_2 R1.0.1.17

Continued and to be signed on reverse side